UNITED STATES BANKRUPCTY COURT
DISTRICT OF DELAWARE

In re: Quicksilver Resources Inc., et al., (1)

Debtors.

Case No. 15-10585 (LSS)
Jointly Administered

Reporting Period: February 1 - 29, 2016 (2)

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements			
Current reporting period	MOR-1	X	
Cumulative since filing date	MOR-1a	X	
Bank Reconciliation (or copies of debtors' bank reconciliations)	MOR-1b		X
Copies of bank statements	MOR-1b		X
Cash disbursements journals	MOR-1b		X
Schedule of Professional Fees Paid	MOR-1c	X	
Statement of Operations			
Current reporting period	MOR-2a	X	
Cumulative since filing date	MOR-2b	X	
Balance Sheets			
As of Petition Date	MOR-3a	X	
As of End of Current Reporting Period	MOR-3b	X	
Status of Post Petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post Petition Debts	MOR-4	X	
Listing of aged accounts payable	MOR-4		X
Accounts Receivable Reconciliation and Aging	MOR-5	X	
Debtor Questionnaire	MOR-5	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

3/21/16
Date

Vanessa Gomez LaGatta
Printed Name of Authorized Individual

Senior Vice President - Chief Financial Officer and Treasurer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is limited liability company.

Notes:
(1) The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, are: Quicksilver Resources Inc. [6163]; Barnett Shale Operating LLC [0257]; Cowtown Drilling, Inc. [8899]; Cowtown Gas Processing L.P. [1404]; Cowtown Pipeline Funding, Inc. [9774]; Cowtown Pipeline L.P. [9769]; Cowtown Pipeline Management, Inc. [9771]; Makarios Resources International Holdings LLC [1765]; Makarios Resources International Inc. [7612]; QPP Holdings LLC [0057]; QPP Parent LLC [8748]; Quicksilver Production Partners GP LLC [2701]; Quicksilver Production Partners LP [9129]; and Silver Stream Pipeline Company LLC [9384]. The Debtors' address is 801 Cherry Street, Suite 3700, Unit 19, Fort Worth, Texas 76102.
(2) The Debtors' monthly accounting period ends on February 29, 2016.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (1)

($ Thousands)

Debtors (2):	**Quicksilver Resources Inc.**	**Cowtown Gas Processing L.P.**	**Cowtown Pipeline L.P.**	**Total**
Case #:	**15-10585**	**15-10588**	**15-10590**	**Debtors**
Cash - Beginning of Reporting Period	$ 155,263	$ -	$ -	$ 155,263
Receipts				
Production	13,715	-	-	13,715
JIBs	1,930	-	-	1,930
Other (3) (6)	16,327	-	40	16,367
Receipts	31,972	-	40	32,012
Disbursements (4)				
Capital Expenditures	(193)	-	-	(193)
Operating Expense (3)	(1,243)	-	(40)	(1,283)
Land	(136)	-	-	(136)
G&A	(3,674)	-	-	(3,674)
Gathering, Processing & Transportation fees	(6,984)	-	-	(6,984)
Sales tax	(38)	-	-	(38)
Severance tax	(159)	-	-	(159)
Royalty payments - Revenue/ACH checks	(3,220)	-	-	(3,220)
Interest/fees/principal/adequate protection payments	(7,803)	-	-	(7,803)
Professional Fees and Expenses (5)	(2,805)	-	-	(2,805)
Other (3) (6)	(15,020)	-	-	(15,020)
Total Disbursements	(41,275)	-	(40)	(41,315)
Cash - End of Reporting Period	**$ 145,960**	**$ -**	**$ -**	**$ 145,960**

Notes:
(1) Numbers may not foot due to rounding.
(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.
(3) Cowtown Pipeline L.P. and Cowtown Gas Processing L.P. receipts and disbursements are received or paid by Quicksilver Resources Inc. on their behalf and have been broken out separately for presentation purposes. Receipts include change in the intercompany payable.
(4) Disbursements include outstanding post-petition checks from the US operating account as of February 29, 2016.
(5) Professional payments listed herein include payments made by the Debtors to professionals retained by order of the Bankruptcy Court, including the Order Authorizing the Employment and Compensation of Professionals Utilized in the Ordinary Course of Business *Nunc Pro Tunc* to the Petition Date [D.I. 203].
(6) Reflects movement of funds to the escrow account associated with sale process.

In re: Quicksilver Resources Inc., et al. Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

SCHEDULE OF CUMULATIVE CASH RECEIPTS AND DISBURSEMENTS - March 18, 2015 - February 29, 2016 (1)

($ Thousands)

Debtors (2):	Quicksilver Resources Inc.	Cowtown Gas Processing L.P.	Cowtown Pipeline L.P.	Total
Case #:	15-10585	15-10588	15-10590	Debtors
Cash - Beginning of Reporting Period	$ 183,976	$ -	$ -	$ 183,976
Receipts				
Production	244,098	-	-	244,098
JIBs	24,573	-	-	24,573
Other (3), (5)	125,657	7	1,008	126,672
Receipts	394,327	7	1,008	395,343
Disbursements (4)				
Capital Expenditures	(29,433)	-	-	(29,433)
Operating Expense (5)	(19,635)	-	(1,008)	(20,643)
Land	(1,790)	-	-	(1,790)
G&A	(30,877)	-	-	(30,877)
Gathering, Processing & Transportation fees	(94,573)	-	-	(94,573)
Sales tax	(1,141)	-	-	(1,141)
Severance tax	(2,918)	-	-	(2,918)
Royalty payments - Revenue/ACH checks	(73,201)	-	-	(73,201)
Interest/fees/principal/adequate protection payments	(127,246)	-	-	(127,246)
Professional Fees and Expenses (6)	(25,163)	-	-	(25,163)
Other (7) (5)	(26,367)	(7)	-	(26,374)
Total Disbursements	(432,343)	(7)	(1,008)	(433,358)
Cash - End of Reporting Period	**$ 145,960**	**$ -**	**$ -**	**$ 145,960**

Notes:

(1) Numbers may not foot due to rounding.

(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.

(3) "Other" predominantly relates to one-time, nonrecurring derivative activity. The majority of the remaining pertains to Eni West Texas funding and movement of funds for the escrow account opened in February 2016.

(4) Disbursements include outstanding post-petition checks from the US operating account as of February 29, 2016.

(5) Cowtown Pipeline L.P. and Cowtown Gas Processing L.P. receipts and disbursements are received or paid by Quicksilver Resources Inc. on their behalf and have been broken out separately for presentation purposes. Receipts include change in the intercompany payable.

(6) Professional payments listed herein include payments made by the Debtors to professionals retained by order of the Bankruptcy Court, including the Order Authorizing the Employment and Compensation of Professionals Utilized in the Ordinary Course of Business *Nunc Pro Tunc* to the Petition Date [D.I. 203].

(7) Other disbursements mainly relates to payment of annual insurance premium, property tax payments, and funding of escrow account.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Quicksilver Resources Inc.	15-10585					
Total Disbursements		$ 24,142,234	$ 41,274,968	$ -	$ 65,417,202	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ 24,142,234	$ 41,274,968	$ -	$ 65,417,202	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Barnett Shale Operating LLC	15-10586					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Cowtown Drilling, Inc.	15-10587					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Cowtown Gas Processing L.P.	15-10588					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Cowtown Pipeline Funding, Inc.	15-10589					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Cowtown Pipeline L.P.	15-10590					
Total Disbursements		$ 454,766	$ 39,662	$ -	$ 494,428	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ 454,766	$ 39,662	$ -	$ 494,428	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Cowtown Pipeline Management, Inc.	15-10591					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Makarios Resources International Holdings LLC	15-10592					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Makarios Resources International Inc.	15-10593					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
QPP Holdings LLC	15-10594					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
QPP Parent LLC	15-10595					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Quicksilver Production Partners GP LLC	15-10596					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Quicksilver Production Partners LP	15-10597					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

Debtor	Case No.	January	February	March	Quarterly Disb.	Fees
Silver Stream Pipeline Company LLC	15-10598					
Total Disbursements		$ -	$ -	$ -	$ -	
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	
Total Disbursements for U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	TBD

TOTAL U.S. TRUSTEE QUARTERLY FEES TBD

Notes:
(1) The quarterly U.S. Trustee fees will be calculated based on the total disbursements by each Debtor entity.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

Statement with Respect to Bank Reconciliations, Copies of Bank Statements, and Cash Disbursement Journals
For the Period From February 1, 2016 to February 29, 2016

Bank Reconciliations
Other than Quicksilver Resources Inc. ("QRI"), none of the Debtor entities maintain separate bank accounts. All cash flows are through the QRI U.S. operating account for which a monthly reconciliation is performed. Monthly reconciliations are also performed for the payroll, medical, revenue and all other disbursement accounts, as well as the utilities deposit account. The Debtors affirm that these bank reconciliations were prepared as of February 29, 2016.

Copies of Bank Statements
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. Attached is a list of Debtors' bank accounts and bank balances as of February 29, 2016.

Cash Disbursements Journals
All cash disbursements summarized in MOR-1 are recorded in the Debtors' general ledger.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

List of Bank Accounts for Debtor Entities

Debtor Entity	Account Type	Account Number (Last 4 Digits)	Bank	February 29, 2016 Bank Balances
Quicksilver Resources Inc.	Payroll Account	7899	JPMorgan Chase	$ -
Quicksilver Resources Inc.	U.S. Operating	7907	JPMorgan Chase	66,449,200
Quicksilver Resources Inc.	ENI Account	3215	Bank of Texas	40
Quicksilver Resources Inc.	Controlled Disbursement Account	9729	JPMorgan Chase	-
Quicksilver Resources Inc.	EFT Account	7881	JPMorgan Chase	-
Quicksilver Resources Inc.	Medical Account	1590	JPMorgan Chase	-
Quicksilver Resources Inc.	Revenue ACH Account	9997	JPMorgan Chase	-
Quicksilver Resources Inc.	Utilities Deposit Account	3237	Bank of Texas	73,751
Quicksilver Resources Inc.	Other/Contingency Account	3226	Bank of Texas	50
Quicksilver Resources Inc.	Other/Contingency Account	3248	Bank of Texas	17,342,007
Quicksilver Resources Inc.	Deposit Account (2)	7954	Texas Capital Bank	49,000,000
Quicksilver Resources Inc.	Escrow Account (3)	1768	Citi Bank	15,000,000
Total Cash Accounts (1)				**$ 147,865,048**

Note:
(1) Numbers may not foot due to rounding.
(2) Deposit associated with asset sale. Balance includes wire fees for refunding deposits to other bidding parties. Transferred $90 into the account in February.
(3) Escrow account opened on February 5, 2016 to hold funds associated with the sale process.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month. (1)

Payee	Period Covered	Total Amount Sought	Payor	Check		Amount Paid		Petition Date to End of Reporting Date	
				Number	Date	Fees	Expenses (2)	Fees	Expenses
Akin Gump Strauss Hauer & Feld LLP	Mar 18-Apr 30, 2015	$ 1,947,733	Quicksilver Resources Inc.	WT070215A	7/2/2015	$ 1,543,842	$ 17,930		
	May 1 - 31, 2015	$ 685,574	Quicksilver Resources Inc.	WT073015D	7/30/2015	$ 538,052	$ 13,009		
	Jun 1 - 30, 2015	$ 738,886	Quicksilver Resources Inc.	WT082015A	8/20/2015	$ 583,591	$ 9,287		
	Jul 1 - 31, 2015	$ 634,819	Quicksilver Resources Inc.	WT092315C	9/23/2015	$ 497,977	$ 12,348		
	Aug 1 - 31, 2015	$ 752,638	Quicksilver Resources Inc.	WT102815	10/28/2015	$ 593,267	$ 11,055		
	Mar 18-Jun 30, 2015	$ 665,714	Quicksilver Resources Inc.	WT110415K	11/4/2015	$ 665,714	$ -		
	Sep 1 - 30, 2015	$ 1,059,332	Quicksilver Resources Inc.	WT120215F	12/2/2015	$ 843,221	$ 5,306		
	Oct 1 - 31, 2015	$ 819,251	Quicksilver Resources Inc.	WT123015D	12/30/2015	$ 652,177	$ 4,030		
	Jul 1-Sep 30, 2015	$ 483,616	Quicksilver Resources Inc.	WT012516E	1/25/2016	$ 483,616	$ -	$ 6,401,458	$ 72,966
Albert, Neely & Kuhlmann, LLP	May 13, 2015	$ 625	Quicksilver Resources Inc.	201347	6/12/2015	$ 625	$ -		
	Jul 20-Aug 31, 2015	$ 375	Quicksilver Resources Inc.	202846	9/25/2015	$ 375	$ -		
	Nov 2 - 23, 2015	$ 16,019	Quicksilver Resources Inc.	204110	1/8/2016	$ 16,000	$ 19	$ 17,000	$ 19
Berkeley Research Group LLC (f/k/a Capstone Advisory Group, LLC)	Mar 30-Apr 30, 2015	$ 333,675	Quicksilver Resources Inc.	WT071615C	7/16/2015	$ 264,612	$ 2,910		
	May 1 - 31, 2015	$ 263,541	Quicksilver Resources Inc.	WT082115A	8/21/2015	$ 210,643	$ 237		
	Mar 18-May 31, 2015	$ 118,814	Quicksilver Resources Inc.	WT110415G	11/4/2015	$ 118,814	$ -		
	Jun 1-Jul 31, 2015	$ 494,524	Quicksilver Resources Inc.	WT120915C	12/9/2015	$ 391,439	$ 5,225		
	Aug 1-Sep 30, 2015	$ 288,345	Quicksilver Resources Inc.	WT121615G	12/16/2015	$ 230,595	$ 102		
	Jun 1-Sep 30, 2015	$ 155,508	Quicksilver Resources Inc.	WT012516B	1/25/2016	$ 155,508	$ -	$ 1,371,611	$ 8,474
CTMI LLC	Apr 1-Jul 31, 2015	$ 106,425	Quicksilver Resources Inc.	202263	8/14/2015	$ 106,425	$ -		
	Aug 1-Nov 30, 2015	$ 570,000	Quicksilver Resources Inc.	203967	12/18/2015	$ 570,000	$ -	$ 676,425	$ -
Davis Polk & Wardwell LLP	Mar 18-Apr 30, 2015	$ 58,932	Quicksilver Resources Inc.	WT061115G	6/11/2015	$ 58,391	$ 542		
	May 1 - 31, 2015	$ 13,583	Quicksilver Resources Inc.	201948	7/24/2015	$ 13,583	$ -		
	Jun 1 - 30, 2015	$ 23,588	Quicksilver Resources Inc.	202171	8/7/2015	$ 23,569	$ 19		
	Jul 1 - 31, 2015	$ 13,660	Quicksilver Resources Inc.	202682	9/11/2015	$ 13,660	$ -		
	Aug 1 - 31, 2015	$ 7,850	Quicksilver Resources Inc.	203078	10/9/2015	$ 7,850	$ -		
	Sep 1 - 30, 2015	$ 13,970	Quicksilver Resources Inc.	203532	11/13/2015	$ 13,970	$ -		
	Oct 1 - 31, 2015	$ 6,873	Quicksilver Resources Inc.	203882	12/11/2015	$ 6,873	$ -		
	Nov 1 - 30, 2015	$ 4,497	Quicksilver Resources Inc.	204143	1/8/2016	$ 4,497	$ -		
	Dec 1 - 31, 2015	$ 23,907	Quicksilver Resources Inc.	204563	2/5/2016	$ 23,907	$ -		
	Jan 1 - 31, 2016	$ 7,595	Quicksilver Resources Inc.	204794	2/26/2016	$ 7,544	$ 51	$ 173,841	$ 612
Deloitte Transactions and Business Analytics	Mar 18-Apr 30, 2015	$ 554,921	Quicksilver Resources Inc.	WT081315E	8/13/2015	$ 552,704	$ 2,217		
	May 1 - 31, 2015	$ 350,236	Quicksilver Resources Inc.	WT091615D	9/16/2015	$ 346,214	$ 4,022		
	Jun 1 - 30, 2015	$ 242,187	Quicksilver Resources Inc.	WT093015E	9/30/2015	$ 240,413	$ 1,774		
	Jul 1 - 31, 2015	$ 215,608	Quicksilver Resources Inc.	WT102115B	10/21/2015	$ 213,731	$ 1,877		
	Aug 1 - 31, 2015	$ 191,321	Quicksilver Resources Inc.	WT111815D	11/18/2015	$ 190,701	$ 620		
	Sep 1 - 30, 2015	$ 222,538	Quicksilver Resources Inc.	WT121615F	12/16/2015	$ 218,596	$ 3,942		
	Oct 1 - 31, 2015	$ 321,098	Quicksilver Resources Inc.	WT021716B	2/7/2016	$ 310,464	$ 10,635	$ 2,072,824	$ 25,086
Ernst & Young LLP	Mar 18-Apr 30, 2015	$ 538,530	Quicksilver Resources Inc.	WT071615B	7/16/2015	$ 430,824	$ -		
	May 1 - 31, 2015	$ 282,310	Quicksilver Resources Inc.	WT081315C	8/13/2015	$ 144,564	$ -		
	Jun 1 - 30, 2015	$ 89,015	Quicksilver Resources Inc.	WT082015E	8/20/2015	$ 71,212	$ -		
	Jul 1 - 31, 2015	$ 240,235	Quicksilver Resources Inc.	WT092415	9/24/2015	$ 192,188	$ -		
	Mar 18-Jun 30, 2015	$ 181,971	Quicksilver Resources Inc.	WT110415H	11/4/2015	$ 181,971	$ -		
	Aug 1 - 31, 2015	$ 294,860	Quicksilver Resources Inc.	WT112515B	11/25/2015	$ 235,888	$ -		
	Sep 1 - 30, 2015	$ 236,642	Quicksilver Resources Inc.	WT120315C	12/3/2015	$ 183,193	$ 7,651		
	Jul 1-Sep 30, 2015	$ 152,817	Quicksilver Resources Inc.	WT012516G	1/25/2016	$ 152,817	$ -		
	Oct 1-Nov 30, 2015	$ 1,154,330	Quicksilver Resources Inc.	WT020316F	2/3/2016	$ 923,696	$ 10		
	Dec 1 - 31, 2015	$ 642,095	Quicksilver Resources Inc.	WT022516A	2/25/2016	$ 511,880	$ 2,245	$ 3,028,232	$ 9,906
Garden City Group LLC	Mar 18-31, 2015	$ 29,500	Quicksilver Resources Inc.	WT040115A	4/1/2015	$ -	$ 29,500		
	Mar 18-31, 2015	$ 155,355	Quicksilver Resources Inc.	WT041715	4/17/2015	$ 153,046	$ 2,308		
	Apr 1-30, 2015	$ 482,808	Quicksilver Resources Inc.	WT061115B	6/11/2015	$ 433,933	$ 48,875		
	Mar 18-Apr 30, 2015	$ 84,300	Quicksilver Resources Inc.	WT070215	7/2/2015	$ 60,805	$ 8,294		
	May 1 - 31, 2015	$ 283,499	Quicksilver Resources Inc.	WT073015B	7/30/2015	$ 272,171	$ 11,328		
	May 1 - 31, 2015	$ 163,616	Quicksilver Resources Inc.	WT073015C	7/30/2015	$ 126,046	$ 6,059		
	Jun 1 - 30, 2015	$ 412,478	Quicksilver Resources Inc.	WT082615B	8/26/2015	$ 340,495	$ 48,680		
	Jul 1 - 31, 2015	$ 213,631	Quicksilver Resources Inc.	WT090315D	9/3/2015	$ 210,107	$ 3,525		
	Aug 1 - 31, 2015	$ 126,654	Quicksilver Resources Inc.	WT100515A	10/5/2015	$ 125,661	$ 993		
	Oct 2, 2015	$ 31,100	Quicksilver Resources Inc.	WT100515B	10/5/2015	$ 12,000	$ 19,100		
	Sep 1 - 30, 2015	$ 96,848	Quicksilver Resources Inc.	WT110415C	11/4/2015	$ 90,048	$ 6,800		
	Mar 18-Jun 30, 2015	$ 69,440	Quicksilver Resources Inc.	WT110415L	11/4/2015	$ 69,440	$ -		
	Oct 1 - 31, 2015	$ 169,366	Quicksilver Resources Inc.	WT120215A	12/2/2015	$ 157,147	$ 12,219		
	Jul 1-Sep 30, 2015	$ 23,617	Quicksilver Resources Inc.	WT120215E	12/2/2015	$ 18,353	$ 675		
	Nov 1 - 30, 2015	$ 103,400	Quicksilver Resources Inc.	WT122315	12/23/2015	$ 97,507	$ 5,893		
	Dec 1 - 31, 2015	$ 188,060	Quicksilver Resources Inc.	WT020316A	2/3/2016	$ 172,827	$ 15,232	$ 2,339,585	$ 219,482
Gregory G Gibson	Apr 1-29, 2015	$ 8,360	Quicksilver Resources Inc.	200893	5/8/2015	$ 8,360	$ -		
	Jun 1 - 30, 2015	$ 9,760	Quicksilver Resources Inc.	201861	7/17/2015	$ 9,760	$ -		
	May 1 - 31, 2015	$ 10,920	Quicksilver Resources Inc.	201966	7/24/2015	$ 10,920	$ -		
	Jul 1 - 31, 2015	$ 6,240	Quicksilver Resources Inc.	202282	8/14/2015	$ 6,240	$ -		
	Mar 18-31, 2015	$ 6,240	Quicksilver Resources Inc.	202492	8/28/2015	$ 6,240	$ -		
	Aug 1 - 31, 2015	$ 5,880	Quicksilver Resources Inc.	202696	9/11/2015	$ 5,880	$ -		
	Sep 1 - 30, 2015	$ 7,630	Quicksilver Resources Inc.	203174	10/16/2015	$ 7,630	$ -		
	Oct 1 - 31, 2015	$ 6,880	Quicksilver Resources Inc.	203550	11/13/2015	$ 6,880	$ -		
	Nov 1 - 30, 2015	$ 3,640	Quicksilver Resources Inc.	203898	12/11/2015	$ 3,640	$ -		
	Dec 1 - 31, 2015	$ 6,000	Quicksilver Resources Inc.	204270	1/15/2016	$ 6,000	$ -		
	Jan 1 - 31, 2016	$ 4,440	Quicksilver Resources Inc.	204654	2/12/2016	$ 4,440	$ -	$ 75,990	$ -
Houlihan Lokey Capital, Inc.	Mar 18-Apr 30, 2015	$ 224,480	Quicksilver Resources Inc.	WT073015E	7/30/2015	$ 178,065	$ 1,900		
	May 1-Jun 30, 2015	$ 311,455	Quicksilver Resources Inc.	WT082615C	8/26/2015	$ 240,000	$ 11,455		
	Jul 1 - 31, 2015	$ 96,864	Quicksilver Resources Inc.	WT101415A	10/14/2015	$ 71,613	$ 4,929		
	Aug 1 - 31, 2015	$ 164,006	Quicksilver Resources Inc.	WT103015E	10/30/2015	$ 120,000	$ 14,006		
	Mar 18-Jun 30, 2015	$ 103,517	Quicksilver Resources Inc.	WT110415I	11/4/2015	$ 103,517	$ -		
	Sep 1 - 30, 2015	$ 168,081	Quicksilver Resources Inc.	WT120315D	12/3/2015	$ 120,000	$ 18,081		
	Oct 1 - 31, 2015	$ 153,943	Quicksilver Resources Inc.	WT123015C	12/30/2015	$ 120,000	$ 3,943		
	Nov 1 - 30, 2015	$ 153,989	Quicksilver Resources Inc.	WT012716B	1/27/2016	$ 120,000	$ 3,989		
	Dec 1 - 31, 2015	$ 163,346	Quicksilver Resources Inc.	WT022416	2/24/2016	$ 120,000	$ 13,346	$ 1,193,195	$ 71,649
Jones Day	Jun 1 - 30, 2015	$ 6,413	Quicksilver Resources Inc.	202507	8/28/2015	$ 6,413	$ -		
	Jul 1-Aug 31, 2015	$ 2,874	Quicksilver Resources Inc.	203273	10/23/2015	$ 2,869	$ 5	$ 9,281	$ 5
Jones Walker LLP	Sep 14 - 28, 2015	$ 5,985	Quicksilver Resources Inc.	203646	11/20/2015	$ 5,985	$ -		
	Oct 5 - 30, 2015	$ 732	Quicksilver Resources Inc.	203736	11/25/2015	$ 595	$ 137		
	Sep 15-Nov 17, 2015	$ 2,109	Quicksilver Resources Inc.	204280	1/15/2016	$ 2,059	$ 50		
	Dec 1 - 31, 2015	$ 1,868	Quicksilver Resources Inc.	204733	2/19/2016	$ 1,868	$ -	$ 10,506	$ 187
Kelly Hart & Hallman LLP	Mar 18-Apr 30, 2015	$ 4,586	Quicksilver Resources Inc.	201505	6/19/2015	$ 4,566	$ 20		
	May 1 - 31, 2015	$ 800	Quicksilver Resources Inc.	201976	7/24/2015	$ 777	$ 23		
	Jun 1 - 30, 2015	$ 34,729	Quicksilver Resources Inc.	202291	8/14/2015	$ 34,616	$ 113		
	Jun 29, 2015	$ 98	Quicksilver Resources Inc.	202396	8/21/2015	$ 98	$ -		
	Jul 1 - 31, 2015	$ 1,833	Quicksilver Resources Inc.	202626	9/4/2015	$ 1,833	$ -	$ 41,889	$ 156

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month. (1)

Payee	Period Covered	Total Amount Sought	Payor	Check		Amount Paid		Petition Date to End of Reporting Date	
				Number	Date	Fees	Expenses (2)	Fees	Expenses
KPMG LLP	Mar 18-Apr 30, 2015	$ 310,107	Quicksilver Resources Inc.	WT071615D	7/16/2015	$ 247,440	$ 808		
	May 1 - 31, 2015	$ 30,732	Quicksilver Resources Inc.	WT080615C	8/6/2015	$ 24,556	$ 38		
	Jun 1 - 30, 2015	$ 105,239	Quicksilver Resources Inc.	WT082715	8/27/2015	$ 83,540	$ 814		
	Jul 1 - 31, 2015	$ 43,691	Quicksilver Resources Inc.	WT100715A	10/7/2015	$ 43,691	$ -		
	Jul 1 - 31, 2015	$ 10,923	Quicksilver Resources Inc.	203183	10/16/2015	$ 10,923	$ -		
	Mar 18-Jun 30, 2015	$ 88,884	Quicksilver Resources Inc.	WT110415D	11/4/2015	$ 88,884	$ -		
	Aug 1 - 31, 2015	$ 30,475	Quicksilver Resources Inc.	WT111815A	11/18/2015	$ 23,926	$ 568		
	Sep 1 - 30, 2015	$ 105,268	Quicksilver Resources Inc.	WT120915B	12/9/2015	$ 84,214	$ -		
	Oct 1 - 31, 2015	$ 189,685	Quicksilver Resources Inc.	WT010616B	1/6/2016	$ 148,886	$ 3,578		
	Jul 1-Sep 30, 2015	$ 37,958	Quicksilver Resources Inc.	WT012516A	1/25/2016	$ 37,958	$ -		
	Nov 1-Dec 31, 2015	$ 74,292	Quicksilver Resources Inc.	WT021716A	2/17/2016	$ 59,433	$ -	$ 853,449	$ 5,805
Landis Rath & Cobb LLP	Mar 30-Apr 30, 2015	$ 204,402	Quicksilver Resources Inc.	WT061815A	6/18/2015	$ 151,251	$ 15,339		
	May 1 - 31, 2015	$ 94,551	Quicksilver Resources Inc.	WT072315A	7/23/2015	$ 72,201	$ 4,299		
	Jun 1 - 30, 2015	$ 107,455	Quicksilver Resources Inc.	WT082015F	8/20/2015	$ 73,713	$ 15,313		
	Jul 1 - 31, 2015	$ 99,481	Quicksilver Resources Inc.	WT091615B	9/16/2015	$ 78,462	$ 1,404		
	Aug 1 - 31, 2015	$ 129,329	Quicksilver Resources Inc.	WT102115C	10/21/2015	$ 102,367	$ 1,370		
	Mar 30-Jun 30, 2015	$ 73,917	Quicksilver Resources Inc.	WT110415J	11/4/2015	$ 73,917	$ -		
	Sep 1 - 30, 2015	$ 143,650	Quicksilver Resources Inc.	WT111815C	11/18/2015	$ 111,684	$ 4,045		
	Oct 1 - 31, 2015	$ 220,551	Quicksilver Resources Inc.	WT121715A	12/17/2015	$ 173,414	$ 3,783		
	Nov 1 - 30, 2015	$ 244,956	Quicksilver Resources Inc.	WT012016A	1/20/2016	$ 186,322	$ 12,053		
	Jul 1-Sep 30, 2015	$ 73,128	Quicksilver Resources Inc.	WT012516F	1/25/2016	$ 73,128	$ -		
	Dec 1 - 31, 2015	$ 198,792	Quicksilver Resources Inc.	WT022416B	2/24/2016	$ 152,191	$ 8,554	$ 1,248,651	$ 66,160
Littler Mendelson PC	Mar 30-Apr 30, 2015	$ 2,401	Quicksilver Resources Inc.	201417	6/12/2015	$ 2,401	$ -		
	Jul 1 - 31, 2015	$ 245	Quicksilver Resources Inc.	202914	9/25/2015	$ 245	$ -		
	Nov 1 - 30, 2015	$ 6,664	Quicksilver Resources Inc.	204283	1/15/2016	$ 6,664	$ -		
	Dec 1 - 31, 2015	$ 5,488	Quicksilver Resources Inc.	204735	2/19/2016	$ 5,488	$ -	$ 14,798	$ -
Mellina & Larson PC	Oct 1 - 31, 2015	$ 2,280	Quicksilver Resources Inc.	204287	1/15/2016	$ 2,280	$ -	$ 2,280	$ -
Moelis & Company LLC	Mar 30-Apr 30, 2015	$ 193,810	Quicksilver Resources Inc.	WT070915A	7/9/2015	$ 127,742	$ 34,133		
	May 1 - 31, 2015	$ 172,517	Quicksilver Resources Inc.	WT080615E	8/6/2015	$ 120,000	$ 22,517		
	Jun 1 - 30, 2015	$ 156,658	Quicksilver Resources Inc.	WT090315F	9/3/2015	$ 120,000	$ 6,658		
	Jul 1 - 31, 2015	$ 130,475	Quicksilver Resources Inc.	WT101415B	10/14/2015	$ 100,000	$ 5,475		
	Mar 30-Jun 30, 2015	$ 90,609	Quicksilver Resources Inc.	WT110415M	11/4/2015	$ 90,609	$ -		
	Aug 1 - 31, 2015	$ 129,316	Quicksilver Resources Inc.	WT111215B	11/12/2015	$ 100,000	$ 4,316		
	Sep 1 - 30, 2015	$ 128,920	Quicksilver Resources Inc.	WT120915D	12/9/2015	$ 100,000	$ 3,920		
	Oct 1 - 31, 2015	$ 127,684	Quicksilver Resources Inc.	WT123015E	12/30/2015	$ 100,000	$ 2,684		
	Jul 1-Sep 30, 2015	$ 75,000	Quicksilver Resources Inc.	WT012516H	1/25/2016	$ 75,000	$ -		
	Nov 1 - 30, 2015	$ 127,359	Quicksilver Resources Inc.	WT012716C	1/27/2016	$ 100,000	$ 2,359		
	Dec 1 - 31, 2015	$ 125,746	Quicksilver Resources Inc.	WT022416A	2/24/2016	$ 100,000	$ 746	$ 1,133,351	$ 82,808
Norton Rose Fulbright US LLP	Apr 1-Jun 30, 2015	$ 60,986	Quicksilver Resources Inc.	WT082015D	8/20/2015	$ 60,983	$ 4		
	Jul 1 - 31, 2015	$ 43,678	Quicksilver Resources Inc.	WT082615A	8/26/2015	$ 43,433	$ 245		
	Aug 1 - 31, 2015	$ 54,889	Quicksilver Resources Inc.	WT091615A	9/16/2015	$ 54,361	$ 528		
	Sep 1 - 30, 2015	$ 3,838	Quicksilver Resources Inc.	WT102115	10/21/2015	$ 3,806	$ 32		
	Oct 1 - 31, 2015	$ 6,762	Quicksilver Resources Inc.	WT111815	11/18/2015	$ 6,702	$ 60		
	Nov 1 - 30, 2015	$ 6,566	Quicksilver Resources Inc.	WT121615B	12/16/2015	$ 6,550	$ 16		
	Dec 1 - 31, 2015	$ 5,343	Quicksilver Resources Inc.	WT020316C	2/3/2016	$ 5,331	$ 13	$ 181,164	$ 898
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Mar 25-Apr 30, 2015	$ 875,787	Quicksilver Resources Inc.	WT062515C	6/25/2015	$ 692,292	$ 10,422		
	May 1 - 31, 2015	$ 215,599	Quicksilver Resources Inc.	WT072315C	7/23/2015	$ 170,936	$ 1,929		
	Jun 1 - 30, 2015	$ 236,961	Quicksilver Resources Inc.	WT082015C	8/20/2015	$ 187,532	$ 2,546		
	Jul 1 - 31, 2015	$ 152,895	Quicksilver Resources Inc.	WT091615C	9/16/2015	$ 120,591	$ 2,156		
	Aug 1 - 31, 2015	$ 245,708	Quicksilver Resources Inc.	WT102115D	10/21/2015	$ 194,884	$ 2,103		
	Mar 25-Jun 30, 2015	$ 262,690	Quicksilver Resources Inc.	WT110415E	11/4/2015	$ 262,690	$ -		
	Sep 1 - 30, 2015	$ 320,102	Quicksilver Resources Inc.	WT111815E	11/18/2015	$ 250,999	$ 6,353		
	Oct 1 - 31, 2015	$ 434,986	Quicksilver Resources Inc.	WT122315A	12/23/2015	$ 343,417	$ 5,715		
	Nov 1 - 30, 2015	$ 426,229	Quicksilver Resources Inc.	WT011416	1/14/2016	$ 334,891	$ 7,615		
	Jul 1-Sep 30, 2015	$ 141,619	Quicksilver Resources Inc.	WT012516J	1/25/2016	$ 141,619	$ -		
	Dec 1 - 31, 2015	$ 398,707	Quicksilver Resources Inc.	WT022416C	2/24/2016	$ 314,327	$ 5,798	$ 3,014,177	$ 44,638
Richards, Layton & Finger P.A.	Mar 18-Apr 30, 2015	$ 195,966	Quicksilver Resources Inc.	WT061815B	6/18/2015	$ 142,492	$ 17,850		
	May 1 - 31, 2015	$ 25,013	Quicksilver Resources Inc.	WT072315B	7/23/2015	$ 18,793	$ 1,521		
	Jun 1 - 30, 2015	$ 34,058	Quicksilver Resources Inc.	WT082015B	8/20/2015	$ 25,444	$ 2,254		
	Jul 1 - 31, 2015	$ 27,528	Quicksilver Resources Inc.	WT091615	9/16/2015	$ 21,172	$ 1,064		
	Aug 1 - 31, 2015	$ 16,940	Quicksilver Resources Inc.	WT102115A	10/21/2015	$ 13,310	$ 303		
	Mar 18-Jun 30, 2015	$ 46,682	Quicksilver Resources Inc.	WT110415F	11/4/2015	$ 46,682	$ -		
	Sep 1 - 30, 2015	$ 18,139	Quicksilver Resources Inc.	WT112515C	11/25/2015	$ 14,288	$ 279		
	Oct 1 - 31, 2015	$ 39,987	Quicksilver Resources Inc.	WT121615H	12/16/2015	$ 30,050	$ 2,424		
	Nov 1 - 30, 2015	$ 41,817	Quicksilver Resources Inc.	WT012016B	1/20/2016	$ 31,803	$ 2,063		
	Jul 1-Sep 30, 2015	$ 12,192	Quicksilver Resources Inc.	WT012516C	1/25/2016	$ 12,192	$ -		
	Dec 1 - 31, 2015	$ 40,613	Quicksilver Resources Inc.	WT022416D	2/24/2016	$ 29,230	$ 4,076	$ 385,456	$ 31,833
Upstream Tax Consulting LLC	Apr 1-Oct 31, 2015	$ 30,062	Quicksilver Resources Inc.	203588	11/13/2015	$ 25,575	$ 4,487		
	Nov 1 - 30, 2015	$ 17,100	Quicksilver Resources Inc.	204025	12/18/2015	$ 17,100	$ -		
	Dec 1 - 31, 2015	$ 7,640	Quicksilver Resources Inc.	204309	1/15/2016	$ 6,150	$ 1,490		
	Jan 1 - 31, 2016	$ 1,216	Quicksilver Resources Inc.	204694	2/12/2016	$ 1,200	$ 16	$ 50,025	$ 5,993
Whitley Penn LLP	Mar 18 - Apr 9, 2015	$ 45,678	Quicksilver Resources Inc.	201062	5/15/2015	$ 45,678	$ -		
	Apr 1-30, 2015	$ 1,450	Quicksilver Resources Inc.	201235	5/29/2015	$ 1,450	$ -		
	Apr 1-30, 2015	$ 2,769	Quicksilver Resources Inc.	201336	6/5/2015	$ 2,286	$ 483		
	Apr 6-May 31, 2015	$ 37,360	Quicksilver Resources Inc.	201540	6/19/2015	$ 37,360	$ -		
	May 1-31, 2015	$ 30,242	Quicksilver Resources Inc.	201622	6/26/2015	$ 30,242	$ -		
	May 15-Jun 18, 2015	$ 25,171	Quicksilver Resources Inc.	202135	7/31/2015	$ 25,171	$ -		
	Jun 5-Jul 31, 2015	$ 11,715	Quicksilver Resources Inc.	202571	8/28/2015	$ 11,715	$ -		
	Aug 1 - 31, 2015	$ 10,450	Quicksilver Resources Inc.	203139	10/9/2015	$ 10,450	$ -		
	Sep 1 - 30, 2015	$ 24,955	Quicksilver Resources Inc.	203419	10/30/2015	$ 24,955	$ -		
	Sep 1 - 30, 2015	$ 400	Quicksilver Resources Inc.	203763	11/25/2015	$ 400	$ -		
	Sep 1-Oct 31, 2015	$ 27,187	Quicksilver Resources Inc.	203857	12/4/2015	$ 27,187	$ -		
	Nov 3 - 23, 2015	$ 4,035	Quicksilver Resources Inc.	204225	1/8/2016	$ 4,035	$ -		
	Dec 1 - 31, 2015	$ 250	Quicksilver Resources Inc.	204424	1/22/2016	$ 250	$ -	$ 221,179	$ 483

Note

(1) Professional payments listed herein include payments made by the Debtors solely to professionals retained by order of the Bankruptcy Court, including the Order Authorizing the Employment and Compensation of

In re: Quicksilver Resources Inc., et al. **Case No. 15-10585**
Debtors **Reporting Period: February 1 - 29, 2016**

STATEMENT OF OPERATIONS (1)
Income Statement for the period February 1 - February 29, 2016

The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(in thousands) *Debtors (2):*	Quicksilver Resources Inc.	Cowtown Gas Processing L.P.	Cowtown Pipeline L.P.	Total Debtors
Case #:	15-10585	15-10588	15-10590	
Revenue				
Production	$ 7,481	$ -	$ -	$ 7,481
Sales of purchased natural gas	87	-	-	87
Net derivative gain (loss)	-	-	-	-
Other	-	-	255	255
Total Revenue	**7,568**	**-**	**255**	**7,823**
Operating Expense				
Lease operating expense	1,658	-	-	1,658
GPT expense	4,513	-	-	4,513
Production and ad-valorem tax expense	581	2	36	619
Costs of purchased natural gas	85	-	-	85
Other operating expense	1	-	73	74
Depreciation, depletion and accretion	1,354	-	90	1,444
Impairment expense	-	-	-	-
General and administrative expense	3,047	-	-	3,047
Total Expenses	**11,239**	**2**	**199**	**11,440**
Gross Profit	**(3,671)**	**(2)**	**56**	**(3,617)**
Other income (expense) - net	(50)	-	-	(50)
Interest income (expense)	104	-	-	104
Reorganization items, net	(3,854)	-	-	(3,854)
Income tax benefit (expense)	(176)	-	-	(176)
Net Income	**$ (7,647)**	**$ (2)**	**$ 56**	**$ (7,593)**

Notes:
(1) Numbers may not foot due to rounding.
(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.

In re: Quicksilver Resources Inc., et al. **Case No. 15-10585**
Debtors **Reporting Period: February 1 - 29, 2016**

STATEMENT OF OPERATIONS (1)
Cumulative Income Statement for the period March 18 - February 29, 2016

The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(in thousands) ***Debtors (2):***	**Quicksilver Resources Inc.**	**Cowtown Gas Processing L.P.**	**Cowtown Pipeline L.P.**	**Total**
Case #:	**15-10585**	**15-10588**	**15-10590**	**Debtors**
Revenue				
Production	$ 130,821	$ -	$ -	$ 130,821
Sales of purchased natural gas	27,093	-	-	27,093
Net derivative gain (loss)	287	-	-	287
Other	-	-	10,842	10,842
Total Revenue	**158,201**	**-**	**10,842**	**169,043**
Operating Expense				
Lease operating expense	21,264	-	-	21,264
GPT expense	61,553	-	-	61,553
Production and ad-valorem tax expense	7,148	4	408	7,560
Costs of purchased natural gas	26,999	-	-	26,999
Other operating expense	12	-	724	736
Depreciation, depletion and accretion	23,555	-	1,031	24,586
Impairment expense	261,004	-	-	261,004
General and administrative expense	33,494	-	-	33,494
Total Expenses	**435,029**	**4**	**2,163**	**437,196**
Gross Profit	**(276,828)**	**(4)**	**8,679**	**(268,153)**
Other income (expense) - net	42	(7)	-	35
Interest income (expense)	1,885	-	-	1,885
Reorganization items, net	(166,631)	-	-	(166,631)
Income tax benefit (expense)	(14,835)	-	-	(14,835)
Net Income	**$ (456,367)**	**$ (11)**	**$ 8,679**	**$ (447,699)**

Notes:
(1) Numbers may not foot due to rounding.
(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

BALANCE SHEET (1)
AS OF PETITION DATE (as of March 17, 2015)

The Balance Sheet is prepared on an accrual basis. Pre-petition liabilities must be classified separately from Post-petition obligations.

(in thousands) Debtors (2):	Quicksilver Resources Inc.	Cowtown Gas Processing L.P.	Cowtown Pipeline L.P.	Total Debtors
Case #:	15-10585	15-10588	15-10590	
ASSETS				
Current Assets				
Cash and cash equivalents	$ 183,976	$ -	$ -	$ 183,976
Accounts Receivable, net of allowance for doubtful	47,621	-	54	47,675
Intercompany receivables	665	(1,276)	1,814	1,203
Derivative assets at fair value	47,066	-	-	47,066
Inventory and other current assets	15,695	-	-	15,695
Total Current Assets	**295,023**	**(1,276)**	**1,868**	**295,615**
Investments in subsidiaries (3)	(333,289)	-	-	(333,289)
Property, plant and equipment - net				
Oil and gas properties, full cost method	380,042	-	-	380,042
Other property and equipment	47,516	-	14,127	61,643
Property, plant, and equipment - net	427,558	-	14,127	441,685
Derivative assets at fair value	16,300	-	-	16,300
Intercompany loan to QRCI	413,282	-	-	413,282
Other assets	2,452	-	-	2,452
Total Assets	**$ 821,326**	**$ (1,276)**	**$ 15,995**	**$ 836,045**
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities				
Accounts payable	$ 16,239	$ -	$ 60	$ 16,299
Accrued liabilities	37,264	-	97	37,361
Current portion of long-term debt	137,300	-	-	137,300
Total current liabilities	**190,803**	**-**	**157**	**190,960**
Asset Retirement obligations	44,928	-	-	44,928
Other liabilities	-	-	15,131	15,131
Liabilities subject to compromise	1,792,086	-	-	1,792,086
Total Liabilities	**2,027,817**	**-**	**15,288**	**2,043,105**
Total Shareholders' Equity	**(1,206,491)**	**(1,276)**	**707**	(1,207,060)
Total Liabilities and Shareholders' Equity	**$ 821,326**	**$ (1,276)**	**$ 15,995**	**$ 836,045**

Notes:
(1) Numbers may not foot due to rounding.
(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.
(3) Investment in subsidiaries represents QRI's investment in its other Debtor subsidiaries Cowtown Gas Processing L.P. and Cowtown Pipeline L.P. and non-Debtor subsidiaries Quicksilver Resources Canada Inc., Makarios Midstream Inc., Fortune Creek Gathering and Processing Partnership, 1622834 Alberta Inc., 0942065 B. C. Ltd., 0942069 B. C. Ltd., and Quicksilver Production Partners Operating Ltd.

In re: Quicksilver Resources Inc., et al. **Debtors**

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

BALANCE SHEET (1)
AS OF END OF CURRENT REPORTING PERIOD (as of February 29, 2016)

The Balance Sheet is prepared on an accrual basis. Pre-petition liabilities must be classified separately from Post-petition obligations.

(in thousands) *Debtors (2):*	Quicksilver Resources Inc.	Cowtown Gas Processing L.P.	Cowtown Pipeline L.P.	Total
Case #:	15-10585	15-10588	15-10590	Debtors
ASSETS				
Current Assets				
Cash and cash equivalents	$ 145,960	$ -	$ -	$ 145,960
Accounts Receivable, net of allowance for doubtful	10,826	-	39	10,865
Intercompany receivables	10,105	(4,708)	3,911	9,308
Derivative assets at fair value	-	-	-	-
Inventory and other current assets	6,979	-	-	6,979
Total Current Assets	**173,870**	**(4,708)**	**3,950**	**173,112**
Investments in subsidiaries (3)	(524,863)	-	-	(524,863)
Property, plant and equipment - net				
Oil and gas properties, full cost method	110,383	-	-	110,383
Other property and equipment (4)	37,486	3,423	13,093	54,002
Property, plant, and equipment - net	147,869	3,423	13,093	164,385
Derivative assets at fair value	-	-	-	-
Intercompany loan to QRCI	413,282	-	-	413,282
Other assets	4,238	-	-	4,238
Total Assets	**$ 214,396**	**$ (1,285)**	**$ 17,043**	**$ 230,154**
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities				
Accounts payable	$ 16,596	$ -	$ 61	$ 16,657
Accrued liabilities	71,453	2	38	71,493
Current portion of long-term debt	81,618	-	-	81,618
Total current liabilities	**169,667**	**2**	**99**	**169,768**
Asset Retirement obligations	47,948	-	-	47,948
Other liabilities	-	-	7,562	7,562
Liabilities subject to compromise	1,859,741	-	-	1,859,741
Total Liabilities	**2,077,356**	**2**	**7,661**	**2,085,019**
Total Shareholders' Equity	**(1,862,960)**	**(1,287)**	**9,382**	(1,854,865)
Total Liabilities and Shareholders' Equity	**$ 214,396**	**$ (1,285)**	**$ 17,043**	**$ 230,154**

Notes:

(1) Numbers may not foot due to rounding.

(2) Debtors without any cash receipts/disbursements, income/expense, or account balances during or as of the reporting period are not included in these reports. If any of these three conditions are present, then that Debtor entity has been included throughout the monthly operating report.

(3) Investment in subsidiaries represents QRI's investment in its other Debtor subsidiaries Cowtown Gas Processing L.P. and Cowtown Pipeline L.P. and non-Debtor subsidiaries Quicksilver Resources Canada Inc., Makarios Midstream Inc., Fortune Creek Gathering and Processing Partnership, 1622834 Alberta Inc., 0942065 B. C. Ltd., 0942069 B. C. Ltd., and Quicksilver Production Partners Operating Ltd.

(4) Reclassification of property to correct legal entity. Property not reflected on the correct legal entity in the filed statements and schedules.

In re: Quicksilver Resources Inc., et al.
Debtors

Case No. 15-10585
Reporting Period: February 1 - 29, 2016

STATUS OF POSTPETITION TAXES (1)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Vanessa Gomez LaGatta hereby declares and states:

I am the Chief Financial Officer and Treasurer of Quicksilver Resources Inc., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the "Debtors") are Debtors and Debtors in Possession in the above-captioned chapter 11 cases. In this capacity, I am familiar with Quicksilver Resources Inc.'s day-to-day operations, businesses, financial affairs and books and records.

The Debtors have received approval to pay sales, use, property, production and franchise taxes, and such other taxes as the Debtors deem necessary in the ordinary course of business. As such, the Debtors have paid the applicable taxes when due.

To the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

Vanessa Gomez LaGatta
Senior Vice President - Chief Financial Officer and Treasurer
Quicksilver Resources Inc.

SUMMARY OF UNPAID POSTPETITION DEBTS (2)

Attach aged listing of trade accounts payable. (3), (4)
(in thousands)

Debtor Name	Case Number	Current	Number of Days Past Due 1 - 30	31 - 60	61-90	Over 90	Total
Quicksilver Resources Inc.	15-10585	$ 7,504	$ 1	$ 3	$ -	$ (10)	$ 7,498
Cowtown Gas Processing L.P.	15-10588	-	-	-	-	-	-
Cowtown Pipeline L.P.	15-10590	-	-	-	-	-	-
Total Post Petition Debts		$ 7,504	$ 1	$ 3	$ -	$ (10)	$ 7,498

Notes:
(1) Due to the voluminous amount of information and/or time required to fulfill this request, the Debtors have not included copies of Form 6123 and tax returns filed during this period.
(2) Numbers may not foot due to rounding.
(3) Due to the voluminous amount of information required to fulfill the request for the Debtors' listing of aged accounts, a summary by Debtor has been provided.
(4) Summary of AP aging is for post-petition trade accounts payable only.

In re: Quicksilver Resources Inc., et al. **Case No. 15-10585**
Debtors **Reporting Period: February 1 - 29, 2016**

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in thousands)

Trade Accounts Receivable Reconciliation (1), (2)	**Quicksilver Resources Inc. 15-10585**	**Cowtown Gas Processing L.P. 15-10588**	**Cowtown Pipeline L.P. 15-10590**	**Total**
Total Accounts Receivable at the beginning of the reporting period	$ 13,004	$ -	$ 41	$ 13,045
+ Amounts billed during the period	13,467	-	38	13,505
- Amounts collected during the period	15,645	-	40	15,685
Total Accounts Receivable at the end of the reporting period	$ 10,826	$ -	$ 39	$ 10,865
Trade Accounts Receivable Aging (1)				
Current	$ 9,457	$ -	$ 39	$ 9,496
0 - 30 days old	1,134	-	-	1,134
31 - 60 days old	66	-	-	66
61 - 90 days old	43	-	-	43
91+ days old	445	-	-	445
Total Accounts Receivable	**$ 11,145**	**$ -**	**$ 39**	**$ 11,184**
Amount considered uncollectible (Bad Debt / Returns)	(319)	-	-	(319)
Accounts Receivable (Net)	**$ 10,826**	**$ -**	**$ 39**	**$ 10,865**

DEBTOR QUESTIONNAIRE (Yes / No)

Must be completed each month	**Yes**	**No**
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (3)	X	

Notes

(1) Numbers may not foot due to rounding.

(2) Accounts receivable reconciliation and aging is primarily for the Debtors' joint interest billing and product sales receivables and does not include intercompany receivables.

(3) Escrow account opened on February 5, 2016 to hold funds associated with the sale process.